STAAR Surgical Company Nasdaq: STAA David Bailey Chief Executive Officer STAAR SURGICAL

FORWARD-LOOKING STATEMENTS All statements in this presentation that are not statements of historical fact are forward-looking statements, including any projections of earnings, revenue, cash or other financial items, any statements of the plans, strategies, and objectives of management for future operations, any statements regarding expectations for success of the ICL or other products in U.S. or international markets, any statements concerning proposed new products and government approval of new products, services or developments, any statements regarding future economic conditions or performance, statements of belief and any statements of assumptions underlying any of the foregoing. These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties include our limited capital resources and limited access to financing, our ability to overcome negative publicity resulting from warning letters and other correspondence from the FDA Office of Compliance, the willingness of surgeons and patients to adopt a new product and procedure, and our ability to successfully launch and market the ICL in the U.S. while overcoming the foregoing challenges, our ability to implement our cost savings strategies and realize our expected savings, our ability to reverse the decline in domestic sales of intraocular lenses, our ability to maintain or enhance our existing product sales and gross profit margin and reduce compliance expenditures, the rapid pace of technological change in the ophthalmic industry, our ability to compete with much larger ophthalmic companies, general domestic and international economic conditions, and other factors beyond our control, including those discussed under the heading "Risk Factors" in our quarterly report for the period ended September 30, 2005. STAAR assumes no obligation to update these forward-looking statements to reflect future events or actual outcomes and does not intend to do so.

STAAR SURGICAL IS............ A leader in the development, manufacture and marketing of minimally invasive ophthalmic products employing proprietary technologies that improve patient outcomes.

Priorities 2006 Successfully launch the ICL in the US Continued growth in International Enrich the US cataract pipeline and position it for growth in US market Set the scene for significant new approvals in 2007 - TICL in US, cataract products, US and International Prudently manage the balance sheet - debt cushion vs equity

Visian(tm) ICL(tm)

Single Piece 3-Piece COLLAMER(r) IOLs

Global ICL Market Opportunity Current Global estimates for phakic implants - $200M annual market, 400,000 implants by 2010 LASIK globally - 3 Million procedures, 1.5 million patients 1 in 5 potential LASIK patients are not suitable for the procedure = 600,000 eyes annually NOT being treated In US = 280,000 eyes annually available and seen with the patient ready for surgery ! Caution - not all would be eligible for ICL

Global ICL Market Opportunity - Continued Estimates vary - from 4% to 10% of current LASIK cases push the limits of the procedure. Large pupils, dry eye, thin cornea, irregular cornea 75% of patient undergoing LASIK have preoperative DRY EYE (Toda Aug 2002) 59% of those who do not end up with dry eye post op (YU,2000 Ophthalmology) At 5% of total LASIK volume = 150,000 procedures annually from the existing surgery pool, 70,000 in the US.

International Update Without US approval ICL/TICL now represents 10% of total revenue 30 % combined growth 2005 TICL represents 30 % total ICL sales and growing rapidly Expect continued growth driven by new approvals Korea TICL - Q2 05 Canada TICL - Q2 05 Singapore ICL and TICL - Q2 05 China ICL/TICL - first half 06 Strong interest in Asia Diopter penetration - NOT limited to high diopters OR high sphere ; -10D and below unit growth double average For TICL we sell as many at 3D cylinder and below as we do above 3D cylinder

International ICL/TICL Opportunity Current market penetration as % of Lasik ranges from 3.8% to 0.1% Our two strongest markets in terms of sales are Spain (1.9%) and Korea (1.5%) At a 4% penetration in our top four markets, sales would increase by $8M If all current International markets reached 3.8% penetration, sales would be approx $50M Limits of Lasik concept offers up to 10% market penetration opportunity - current markets > $ 100M US FDA approval should boost International markets

US Refractive Market There are approximately 3M individuals available annually in the target market for the ICL Number validated by Market Scope estimates of 2.9M available patients annually for phakic IOLs At a 4% penetration to LASIK = 56,000 units, $40M. 10% would = $100M+

US IOL Market Years Total Dollars ($M) 2006 2007 2008 2009 2010 0 200 400 600 800 1,000 1,200 Phakic IOL RLE Presbyopia Monofocal

Current Cataract Market Situation US - largest IOL market, estimated 2.8M procedures ($428 million) performed in 2005 US market growing to $1.034 billion by 2010 (3.2M procedures), representing a CAGR of 19% by 2010 Presbyopic IOLs (accommodating and multifocal) and RLE will represent $550M of revenues by 2010

US Market Highlights STAAR is present in cataract - 6% market share in units Position in the dominant new material segment with Collamer(r) material Strong IP position on injector systems for small incision Entry in the new phakic sector - ICL. Wide ranging approval Line extensions to follow - TICL Strong barriers to entry in this market

US IOL Rebuilding Strategy 2005 year decline of 14% in the US 2005 year growth of 9% in International Why ? - Compliance overhang, Cataract offering outdated, No ICL/TICL approval = lost selling time 2006 US - Compliance issues resolved, ICL approved, Collamer three-piece a competitive base from which to build 2006 Objective - Stop the cataract decline; Sales force incentives in place. 2006 - R+D projects to deliver in late 06, 07; aspheric silicone aspheric collamer preloaded aspheric silicone TICL in the US

Visian ICL - The Complement to Lasik

Visian Advantages Additive procedure Highly biocompatible, proprietary, removable Procedure compatible with surgeon's current skill-set - they enjoy the "butterfly" surgery Proven, safe track record - 50,000+ implanted worldwide, approval to sell in over 40 Countries 10-year patient history - 99.4% patient satisfaction rate - high quality outcomes Wide range in US approval with correction and age range; -3D to -20D, 21 to 45 years Complementary to LASIK - Large pupils, thin corneas, dry eye, suspicious corneas. Competitive advantage vs. other implants Shorter surgery time - $ Faster recovery time - Wow factor Aesthetically superior - Cosmetic

Visian Launch Update 40+ surgeons proctored to date, strict surgical protocol STAARVision Website to calculate and monitor outcomes - www.STAARVision.com Five eye proctoring requirement focused on quality outcomes, 20-eye follow-up requirement - input into STAARvision Prepay and inventory purchase programs underway - +$250K end February Implants across the range of powers approved; -3D to - 20D.

Early Observations "The procedure took me five minutes and the patient was 20/15 in the first eye done and 20/25 in the second eye done, both at the three-hour check" We've done nine eyes so far, six are over the one week post operative date. Vision is 20/20 in three eyes, 20/25 in one eye and 20/30 in two eyes, all within 0.5D of target. The other three are 20/20. The patients are very happy... With no halos or significant fluctuations in vision in the ICL group, a few LASIK patients may now have complaints"

Next Steps 32 certified in February, 33 Surgeons to be proctored in March, 40 in April Total target for the year - 500 surgeons Additional plan of certification courses - 100 attendees in four months this year CME event at ASCRS - 6 AM Sunday over 300 enrolled Roll out of practice marketing materials - end March 1500 ophthalmologists to receive patient education piece by mail week March 6th

STAAR Website Available : Dr. Erik Mertens, Belgium. Live surgery at ESCRS meeting September 2005. Bilateral 13 minutes unedited Updated list of US proctored surgeons KNX radio Interview DB + Dr Paul Dougherty

US Toric ICL Clinical Trial

Astigmatism Correction

Corrects astigmatism Clinical trial underway Myopia from -3.0D to -20.0D 1 to 4D of refractive cylinder 21 to 45 years of age All patients enrolled - submission to FDA late Q1 early Q2 Targeted Q1 2007 Launch Visian Toric - Customized Outcomes

INCLUSION CRITERIA Myopia From -3.0D to -20.0D (SE) 1D - 4D of Refractive Cylinder 21 - 45 Years of Age Stable Refraction No Previous Refractive Surgery No Visually Significant Lens Opacities TORIC ICL for Myopia & Astigmatism

Outcomes - Highlights Population started with over -9D myopia and 2D Cylinder ALL patients reported they were happy with the surgery - 98% VERY or EXTREMELY happy Over 77% could see as well or BETTER without any correction at 1 year postop than they could with their best spectacle correction preop 4% had 20/10 corrected (super-vision) pre-op; 37% had 20/10 corrected post-op at one year Of those with 20/20 BCVA preop, 90% could see 20/20, 97% could see 20/25, all could see 20/40 at one year with NO CORRECTION

Management Team David Bailey, President, Chief Executive Officer 18 years of healthcare management; CIBA Vision, Bausch & Lomb, ChironVision, Johnson & Johnson Deborah Andrews, Vice President, Chief Executive Officer 10 years at STAAR, XX years of audit and public accounting experience; Bourns, Inc., KPMG Peat Marwick Nick Curtis, Vice President, Sales & Marketing 22 years of cataract and refractive sales experience; founding member of ChironVision, TLC Vision/Laser Vision Centers, American Medical Optics Charles Kaufman, Vice President, General Counsel & Secretary 12 years of corporate law experience; Sheppard, Mullin, Richter & Hampton and Morrison & Foerster Thomas Paul, Vice President, Research & Development 16 years of experience in medical device R&D, 33 years in R&D; Former Global Head of Surgical R&D at CIBA Vision Robert Lundberg, Director Global Compliance 15 years of experience in Ophthalmology - Alcon, Tomey, Second Sight.

Balance Sheet Highlights 12-31-05 Q4 consolidated cash - $12.7M Q4 debt - $1.7M Burn rate for 2005 - $2.5M per quarter including $1.2M in payments on Swiss line of credit Incremental spend to launch the ICL - $2.5M in 2006 Debt financing underway to provide "cushion"

Detroit Free Press news article from March 7, 2006

Patient/ Doctor Testimony " It's amazing, I can finally see" - 43 year old worn glasses since second grade "I've worn glasses for 54 Years - I'm very excited" - 58 year old Doctor - six procedures and the results "stunning. Everyone read 20/20 or better. It was so thrilling to have patients experience such dramatic changes so soon" Doctor " I think this is a big deal and I'm a pretty conservative person" Article "As many as one in five patients who want LASIK can't have it because they are extremely near sighted, prone to dry, red eye or have large pupils or thin corneas"

Investment Considerations Large and growing addressable market Leadership in phakic implants - the Visian Implantable Collamer Lens Opportunity to rebuild Share in the Cataract market Poised for Growth . Experienced Management team . Executing the Plan . Solid Balance Sheet

Thank You STAAR Surgical Company